UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2014

PIONEER NATURAL RESOURCES COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-13245	75-2702753
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5205 N. O'Connor Blvd., Suite 200, Irving, Texas		75039
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (972) 444-9001
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 7, 2014, the following persons were appointed to the Board of Directors of Pioneer Natural Resources Company (the “Company”):

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Mr. Phillip A. Gobe was appointed to the Board as a Class I director with a term expiring at the 2015 annual meeting of stockholders. Mr. Gobe will serve on the Board’s Nominating and Corporate Governance Committee and Compensation and Management Development Committee.

•
Mr. Royce W. Mitchell was appointed to the Board as a Class III director with a term expiring at the 2015 annual meeting of stockholders. Mr. Mitchell will serve on the Board’s Nominating and Corporate Governance Committee and Audit Committee.

A copy of the news release announcing the appointment of the new directors to the Board is furnished as Exhibit 99.1 to this Report.

Each of the newly appointed directors will receive the standard non-employee director compensation for serving on the Board, including a grant of 765 restricted stock units representing a pro-rated portion of the annual grant for non-employee directors for the 2014-2015 director year, which will vest in quarterly increments until the next annual meeting of stockholders, as well as a grant of 680 restricted stock units that will vest in one-third increments each year over the next three years. In addition, effective July 7, 2014, the Company and each of the new directors entered into the Company’s standard form of indemnification agreement for its non-employee directors, which requires the Company to indemnify each indemnitee to the fullest extent permitted by the Delaware General Corporation Law. For a description of the compensation program for the Company’s non-employee directors and the Company’s indemnification agreements, please see the Company’s Proxy Statement for its 2014 annual meeting of stockholders, filed with the Securities and Exchange Commission on April 17, 2014.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

10.1 --
Indemnification Agreement, dated effective July 7, 2014, between the Company and Phillip A. Gobe, together with a schedule identifying the other substantially identical agreement between the Company and Mr. Mitchell.

99.1 --	News Release, dated July 8, 2014, titled “Pioneer Natural Resources Company Board of Directors Appoints Two New Board Members.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER NATURAL RESOURCES COMPANY

	By:	/s/ Margaret M. Montemayor
Margaret M. Montemayor,
Vice President and Chief
Accounting Officer

Dated: July 10, 2014

EXHIBIT INDEX

PIONEER NATURAL RESOURCES COMPANY

EXHIBIT INDEX

Exhibit No.	Description

10.1(a)
Indemnification Agreement, dated effective July 7, 2014, between the Company and Phillip A. Gobe, together with a schedule identifying the other substantially identical agreement between the Company and Mr. Mitchell.

99.1(b)	News Release, dated July 8, 2014, titled “Pioneer Natural Resources Company Board of Directors Appoints Two New Board Members.”

___________
(a) Filed herewith.
(b) Furnished herewith.

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